27 February 1995


Mr. Don Marrandino
General Manager
RIO SUITE HOTEL & CASINO
3700 West Flamingo Road
Las Vegas, Nevada  89103

Reference:     RIO PHASE IV EXPANSION
          Guaranteed Maximum Price (G.M.P.) Proposal
          (Revised 2-27-95)

Dear Don:

We are pleased to submit to you a Guaranteed Maximum Price Proposal for construction of The Rio Phase IV Expansion. This Proposal was prepared in accordance with Project Drawings A2.0, A2.1, A2.2, A2.3 and A2.3B dated 16 January 1995, TAO.2 dated 17 January 1995, TA1.1 dated 16 January 1995, TA2.0 dated 19 January 1995, TA2.1, TA2.2, TA2.3 and TA2.4 dated 16 January 1995, TA2.5
19 January 1995 and TA5.0, TA5.1, TA5.2 and TA6.0 dated 17 January 1995, as prepared by Anthony A. Marnell II, Chtd.

This G.M.P. Proposal is based on the following Scope of Work as depicted in the above referenced drawings:

*     Construction of a three (3) bay addition to  the  Phase  II
      Tower to include (138) typical suites (King or Queen) and two (2) three module suites.

* Construction of a fully developed basement and first (1st) level of the new Tower addition.

* Development of second (2nd) floor to include new meeting room, office and storage rooms.

*    Remodel (34) typical suites and one (1) three module suite.

* Construction of new Lowrise areas to include new meeting rooms, expanded public corridor, Buzio's Restaurant, new exercise area, spa, common reception, salon, expanded banquet storage, new purchasing offices, expanded loading dock, expanded receiving and liquor storage, new refrigerated storage and freezer storage, new record storage and time office.

* Remodel of approximately 7,035 square feet of existing Lowrise area to include public restrooms, expanded banquet kitchen, removal of stage at banquet storage, Human Resource Department and miscellaneous back-of-house areas. (Please note: this G.M.P. does not include the new Beach Cafe Bar).

* Construction of a Temporary Public Entrance Corridor similar to the one provided during the Phase III Lowrise Expansion.

* Construction of all related onsite improvements including roadway, parking lot and landscaping modifications.

* Interior Furnishing, Fixtures and Equipment (FF&E), as required for all new and remodeled building areas.

Don, the Guaranteed Maximum Price Proposal for the above outlined
Scope  of Work is Eighteen Million One Hundred Seventeen Thousand
Two Hundred Fifty Eight Dollars ($18,117,258).

Our Cost Estimate Breakdown for the above G.M.P. amount is attached hereto for your review. This Cost Estimate Breakdown dated 27 February 1995 provides a detailed square foot breakdown for all new and remodeled building areas included in this Proposal (reference the attached list of exclusions for items specifically excluded from this G.M.P. Proposal).

If you should have any questions please feel free to contact us at your convenience.

Sincerely,

MARNELL CORRAO ASSOCIATES

/s/Robert P. Martin

Robert P. Martin

RPM/dmm

cc:  Anthony A. Marnell II
     James A. Barrett, Jr.
     Harlan Braaten
     Lyn Baxter
     Perry Eiman
     File

                           RIO PHASE IV EXPANSION
                                                                 Preliminary
Magnitude Estimate                                   Revised 2/27/95
                         LOWRISE & TOWER EXPANSION

DESCRIPTION           AREA        CONSTRUCTION       INTER-    EQUIP-   TOTAL
                                                     IORS      MENT
-----------           ----        -------------      ------    ------   -----
SITEWORK/
DEMOLITION
-----------

Utility      Allowance            570,952              0            0   570,952
Relocation

Site  Clear   59,000    SF  1.50   88,500              0            0    88,500
&
Demolition

Roadway       21,100    SF  3.75   79,125              0            0    79,125
Modification

Landscaping  Allowance             30,000              0            0    30,000

Plaza          7,900    SF  4.50   35,550              0            0    35,550
Concrete

Entry          8,680    SF  15.0  130,200              0            0   130,200
Planter   &
Stairs

SUBTOTAL                          934,327              0            0   934,327
SITEWORK/
DEMOLITION
------------------------------------------------------------------------------

LOWRISE
BUILDING
AREAS
----------

BASEMENT
LEVEL (NEW)

Records        4,650    SF    80  388,000              0            0   388,000
Storage

Relocated        300    SF    80   24,000              0            0    24,000
Time Office

SUBTOTAL       5,150    SF  80.0  412,000              0            0   412,000
BASEMENT
  (NEW)
------------------------------------------------------------------------------

BASEMENT
LEVEL
(REMODEL)

Human          1,700    SF    30   51,000    20   34,000            0    85,000
Resources

SUBTOTAL       1,700    SF  30.00  51,000  20.00  34,000            0    85,000
BASEMENT
(REMODEL)
------------------------------------------------------------------------------
FIRST FLOOR
(NEW)

Buzio's
Expansion

- Dining       1,846    SF   115  212,290    85  156,910            0   369,200
Area

- Expand         330    SF   110   36,300              0            0    36,300
Kitchen

- Expand         225    SF   125   28,125   115   25,875            0    54,000
Bar

- New Bar        281    SF   125   35,125   125   35,125            0    70,250

- Waiting        379    SF   105   39,795    75   28,425            0    68,220
Area

- Clear                            52,900         10,000            0    62,900
Story
(529 SF)

- Food                                                        265,000   265,000
Service
Equipment

New Meeting    5,428    SF   105  569,940    50  271,400      160,000  1,001,340
Rooms

Exercise       1,800    SF    95  171,000    50   90,000            0   261,000
Room

Spa            2,520    SF   115  289,800    50  126,000      125,000   540,800
Facilities

Common           275    SF   105   28,875    75   20,625            0    49,500
Reception
Area

Michael's      1,814    SF   105  190,470   100  181,400            0   371,870
Salon

Pool             190    SF    95   18,050              0            0    18,050
Storage

Expand         2,340    SF    95  222,300    45  105,300            0   327,600
Public
Corridor

Temporary    Allowance            100,000              0            0   100,000
Entrance
Tunnel



BACK OF
HOUSE AREAS

Expand           188    SF    85   15,980              0            0   15,980
Receiving
Dock

Expand         1,307    SF    85  111,095              0            0   111,095
Liquor
Storage

Expand           606    SF    80   48,480              0            0    48,480
Receiving

Relocate       1,435    SF    80  114,800    20   28,700            0   143,500
Purchasing
Offices

Refrigerated   1,861    SF    85  158,185              0  104  193,54   351,729
Storage

Freezer          838    SF    90   75,420                 104  87,152   162,572
Storage

Extended       1,133    SF    80   90,640              0            0    90,640
Corridor
and Stairs

Expanded         964    SF    80   77,120              0            0    77,120
Banquet
Storage

Operable         250    SF    80   20,000              0            0    20,000
Wall

SUBTOTAL      22,699    SF  119.24 2,706,690 47.57 1,079.760  830,696 4,617,146
FIRST FLOOR
(NEW)
----------------------------------------------------------------------------

FIRST FLOOR
(REMODEL)

Public         1,117    SF    90  100,530    65   72,605            0   173,135
Restrooms

Expand         1,335    SF    85  113,475              0   75 100,125   213,600
Banquet
Kitchen

New Lobster      200    SF   100   20,000    80   12,000            0    32,000
Tank

Buzio's   -      374    SF    75   28,050              0   75  28,050    58,100
Dishwashing
& Walkin

Buzio's   -      446    SF    60   26,760   125   55,750            0    82,510
Remodel Bar

Banquets         554    SF    50   27,700              0            0    27,700
Storage

Stage @          225    SF    75   16,875              0            0    16,875
Banquet
Storage

Liquor           909    SF    20   18,180              0            0    18,180
Storage

Receiving        751    SF    20   15,020              0            0    15,020

BOH              140    SF    35    4,900              0            0     4,900
Corridor

SUBTOTAL       6,051    SF  61.39 371,490  23.20 140,355       128,175  640,020
FIRST FLOOR
 (REMODEL)
------------------------------------------------------------------------------

PHASE    II
TOWER
EXPANSION
------------

2nd Floor      5,300    SF    85  450,500              0            0   450,500

- Meeting      3,494    SF     0             85  296,900            0   296,900
Room

- Office         110    SF              0    45    4,950            0     4,950

- Corridor       852    SF              0    45   38,340            0    38,340

3rd  - 19th   90,100    SF    80  7,208,000            0            0 7,208,000
Floors

20th Floor     5,300    SF    82  434,600              0            0   434,600


Typical          138    EA              0  9000  1,242,000          0 1,242,000
Suites

3 Module           2    EA              0  30000  60,000            0    60,000
Suite

Corridors         18    EA              0  8000  144,000            0   144,000

                  140  Keys


SUBTOTAL      100,700   SF 80.37 8,093,100 17.74 1,786,280          0 9,879,380
PHASE II
TOWER EXP.
-------------------------------------------------------------------------------

PHASE    II
TOWER
REMODEL

2nd Floor         540   SF    45   24,300              0            0    24,300

3rd  - 19th    20,213   SF    45  909,585              0            0   909,585
Floors

20th Floor      1,150   SF    50   57,500              0            0    57,500


Typical            34   EA              0  7000  238,000            0   238,000
Suites

3 Module            1   EA              0  20000  20,000            0    20,000
Suite

SUBTOTAL       21,903   SF 45.26  991,385  11.78 258,000            0 1,249,385
PHASE II
TOWER
REMODEL
-------------------------------------------------------------------------------

   CONSTRUCTION CONTINGENCY      300,000                                300,000
-------------------------------------------------------------------------------
TOTAL PRELIMINARY MAGNITUDE   13,859,992     3,298,395       958,871 18,117,258
ESTIMATE
--------------------------------------------------------------------------------


ALTERNATE ADD #1: NEW BEACH CAFE BAR                            ADD     107,145
ALTERNATE ADD #2:  CONVERT EXISTING MICHAEL'S AREA TO SLOTS     ADD     207,500
(2075 SF)
ALTERNATE ADD #3:  NEW PUBLIC ELEVATOR CAR (P-6)                ADD     227,500

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